EXHIBIT 10.14(b)

                    WAIVER AND AMENDMENT No. 2 dated as of
               June 9, 1995 (this "Amendment"), to the
               Credit Agreement dated as of May 11, 1994, as amended by Consent and Amendment No. 1 thereto dated as of February 23, 1995 (as so amended, the "Credit Agreement") among Jefferson Smurfit Corporation, a Delaware corporation ("JSC"); Jefferson Smurfit Corporation (U.S.), a Delaware corporation ("JSCUS"); Container Corporation of America, a Delaware corporation ("CCA"); the lenders named therein (the "Lenders"); Chemical Bank, a New York banking corporation, and Bankers Trust Company, a New York banking corporation, as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders; the fronting banks named therein (the "Fronting Banks"); and Chemical Bank, as swingline lender (in such capacity, the "Swingline Lender"), administrative agent (in such capacity, the "Administrative Agent") and collateral agent (in such capacity, the "Collateral Agent").

          A. Pursuant to the Credit Agreement the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, pursuant to the terms and subject to the conditions set forth therein, credit to the Borrower (as defined below).

          B.  As of December 31, 1994, (i) pursuant to
Section 7.12(c) of the Credit Agreement, JSCE, Inc., a
Delaware corporation ("JSCE"), assumed all the obligations of JSCUS under the Loan Documents; (ii) pursuant to
Section 7.05 of the Credit Agreement, JSCUS was merged with and into CCA, with CCA surviving such merger; and (iii) CCA changed its name to Jefferson Smurfit Corporation (U.S.)
(referred to in this Amendment as the "Borrower").

          C. Pursuant to Section 7.17(e) of the Credit Agreement, JSC, the Borrower and their respective Subsidiaries are prohibited from selling, leasing, assigning, transferring or otherwise disposing of any asset or assets (other than to a Material Subsidiary) unless at least 80% of the consideration received in connection therewith is in the form of cash or cash equivalents and readily marketable securities and certain conditions are met with respect to any non-cash consideration received in connection therewith. The Borrower has informed the Senior Managing Agents that pursuant to an agreement dated March 6, 1995, an executed copy of which has been delivered to the Administrative Agent (the "Purchase Agreement"), between the Borrower and Integrated Packing Corporation (the "Purchaser"), it intends to sell on or about August 30, 1995 its New Brunswick, New Jersey container plant to the Purchaser (such sale, upon the terms and conditions described below and in the Purchase Agreement, referred to in this Amendment as the "Sale"). The purchase price for the Sale is $4,700,000 (subject to adjustment as provided in the Purchase Agreement), consisting of $400,000 in cash payable at the closing of the Sale and the remainder to be paid in the form of a secured promissory note (the "Note") with a term of ten years and with interest payable at the rate of 10% per annum for each of the first five years and the prime rate plus 3% per annum for the last five years. The Note will be secured by a first priority mortgage on the land and building and a first priority security interest in the equipment acquired by the Purchaser in connection with the Sale, in each case in favor of the Borrower, which Note and security interest will be pledged and assigned, respectively, by the Borrower to the Collateral Agent for the benefit of the Secured Parties. The Borrower has requested that the Required Lenders consent to the Sale on the terms described in this paragraph.

          D.  The Borrower has also requested that Section
7.06 of the Credit Agreement be amended as set forth herein to allow for purchases of shares of Common Stock or options on such Common Stock for the purpose of distributing such Common Stock to its employees under its management incentive program.

          E. The Borrower has also requested that the definition of the term "Investment" be amended to provide that purchases of up to $15,000,000 in any fiscal year of the Borrower of shares of Jefferson Smurfit Group plc solely for the purpose of distributing such shares pursuant to its management incentive program shall not constitute Investments.

          F. The Required Lenders are willing to consent to the Sale and to so amend the Credit Agreement, pursuant to the terms and subject to the conditions set forth herein.

          G. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit
Agreement.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1. Waiver. The Required Lenders hereby waive compliance with Subsection 7.17(e) of the Credit Agreement to the extent, and only to the extent, required to permit the Borrower to consummate the Sale (a) substantially on the terms set forth in the Purchase Agreement and (b) on the terms set forth in paragraph C of the introductory statement to this Amendment.

          SECTION 2. Amendment to Article I of the Credit Agreement. The definition of the term "Investment" set forth in Article I of the Credit Agreement is hereby amended by adding as a proviso at the end thereof the following:

      "provided, however, that the term "Investment" shall not include the purchase in the open market of shares of JSG in an aggregate amount which, together with the aggregate purchase price of all MIP Shares and all MIP Options (each as defined in Section 7.06(d)) purchased pursuant to Section 7.06(d) in any fiscal year, does not exceed $15,000,000 in such fiscal year of the Borrower, purchased exclusively for subsequent distribution as additional compensation to employees of the Borrower pursuant to its management incentive program"

          SECTION 3.  Amendment to Section 7.06 of the
Credit Agreement. Section 7.06 of the Credit Agreement is hereby amended by adding a new paragraph (d) which shall read in its entirety as follows:

          "(d) Notwithstanding the provisions of Section 7.06(a), during each fiscal year commencing on or after January 1, 1995, the Borrower may purchase in the open market shares of Common Stock ("MIP Shares") or options to purchase shares of Common Stock ("MIP Options"), provided, that (i) the sum of (x) the aggregate purchase price of all MIP Shares (whether purchased directly in the open market or upon the exercise of MIP Options) and (y) the aggregate purchase price of all MIP Options, together with the aggregate purchase price of all shares of JSG purchased and excluded from the term "Investments", in each case in such fiscal year shall not exceed $15,000,000, (ii) MIP Shares, including those purchased upon the exercise of MIP Options, shall be purchased exclusively for subsequent distribution as additional compensation to employees of the Borrower pursuant to its management incentive program, (iii) the Borrower shall not knowingly purchase any MIP Shares from any Affiliate (acting as principal in such transaction) of the Borrower and (iv) at the time of any such purchase and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing."

          SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of JSC, JSCE and the Borrower represents and warrants to each of the Lenders, the Administrative Agent, the Senior Managing Agents, the Fronting Banks, the Swingline Lender and the Collateral Agent that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

          SECTION 5.  Conditions to Effectiveness.  This
Amendment shall become effective on the date that the Administrative Agent shall have received counterparts of this Amendment which, when taken together, bear the signatures of JSC, JSCE, the Borrower and the Required
Lenders.

          SECTION 6.  Effect of Amendment.  Except as
expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Swingline Lender, the Fronting Banks, the Collateral Agent, the Senior Managing Agents or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only to the extent and with respect to, the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as amended hereby.

          SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 8.  Applicable Law.  THIS AMENDMENT SHALL
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

          SECTION 9.  Headings.  The headings of this
Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


JEFFERSON SMURFIT CORPORATION,

  by

    Name:
    Title:


JSCE, INC.,

  by

    Name:
    Title:


JEFFERSON SMURFIT CORPORATION
(U.S.),

  by

    Name:
    Title:


CHEMICAL BANK, individually
and as Administrative Agent,
Senior Managing Agent,
Swingline Lender and
Collateral Agent,

  by

    Name:
    Title:


BANKERS TRUST COMPANY,
individually and as Senior
Managing Agent,

  by

    Name:
    Title:

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NAME OF INSTITUTION:


                  by
                      Name:
                      Title: